SUPPLEMENT DATED JULY 22, 2008

TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA AND KEYPORT ADVISOR OPTIMA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

On or about August 4, 2008, one of the variable investment options available under your variable annuity contract will be changed.  Specifically, the AllianceBernstein Balanced Shares Portfolio ("AllianceBernstein Balanced Shares") will automatically become the AllianceBernstein Balanced Wealth Strategy Portfolio ("AllianceBernstein Balanced Wealth Strategy").

Any amounts that you have invested in AllianceBernstein Balanced Shares will not change; except that, as of the close of business on August 4, 2008, that option will commence to invest in and be based on AllianceBernstein Balanced Wealth Strategy.  This change is resulting from the reorganization of AllianceBernstein Balanced Shares into AllianceBernstein Balanced Wealth Strategy.

You may continue to make transfers into or out of any of the variable investment options that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in the Prospectus.

On or about August 4, 2008, any instructions that you have in force with respect to AllianceBernstein Balanced Shares will automatically continue with respect to that option as changed (into AllianceBernstein Balanced Wealth Strategy).  Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing.  However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the Prospectus.

We may modify or delete any of the variable options in the future, as described in the Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ALLIANCE(1).SUP(US)	7/08